Statement of Additional Information Supplement               221952  1/05

dated January 14, 2005 to the Statement of Additional Information of Putnam Floating Rate Income Fund dated July 23, 2004, as revised
September 7, 2004.
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The following text is added immediately before the section heading
"Charges and Expenses":

Redemptions of fund shares.

The Trust has filed an election under Rule 18f-1 under the Investment Company Act of 1940 committing each fund that is a series of the Trust to pay all redemptions of fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of such fund's net assets measured as of the beginning of such 90-day period.